Inspire Medical Systems, Inc. February 2020 NYSE: INSP 1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding our clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2 © Inspire Medical Systems, Inc. All Rights Reserved

3 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA) Our History & Key Milestones  First and only FDA-approved neurostimulation 1990s: Medtronic (MDT) begins early work on technology for OSA the development of Inspire  More than 7,800 patients treated with Inspire therapy 2001: Initial clinical results published by MDT 2007: Inspire is founded after being spun-out  Therapy for the estimated 35–65% of non-CPAP of Medtronic 2011: Initiated Phase III pivotal STAR trial; CE compliant patients mark received in Europe 2014: STAR results published in the New  ~$10bn annual U.S. market opportunity England Journal of Medicine in January; received PMA approval from the FDA  Innovative, closed-loop, minimally invasive solution 2015: 18-month STAR data published; revenues of $8.0M  Safe, comfortable, and convenient therapy 2016: 1,000th implant milestone; revenues of $16.4M  Significant body of clinical evidence involving >2,100 2017: Launched Inspire IV neurostimulator in patients across 23 studies U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M  Strong customer base and growing sales team 2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy;  Growing reimbursement with 165 million covered lives revenues of $50.6M 2019: 7,500th patient receives Inspire therapy;  Proven management team leading 250+ employees Many BCBS plans and other large insurers write positive coverage; six Medicare LCD drafts; revenues of $82.1M 4 © Inspire Medical Systems, Inc. All Rights Reserved

Strong Management Team Other Key Management Steve Jandrich Chief Compliance Officer & VP, Human Resources Ivan Lubogo SVP, U.S. Sales Kathy Sherwood SVP, Global Market Access Andreas Henke SVP, European Operations Martin Abrams VP, Marketing & Customer Experience Quan Ni, PhD VP, Research & Clinical Tim Herbert Rick Buchholz Randy Ban Affairs John Rondoni VP, Product Development, President, CEO & Chief Commercial Operations and Quality Chief Financial Officer Founder Officer  30+ Years of Experience  25+ Years of Experience  25+ Years of Experience 5 © Inspire Medical Systems, Inc. All Rights Reserved

OSA is a Serious and Chronic Disease OSA is Caused by a Blocked or Partially Blocked Airway • Blockage prevents airflow to the lungs • Results in repeated arousals and oxygen de-saturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Normal range: Moderate sleep apnea: AHI < 5 events per hour 15 ≤ AHI < 30 events per hour Mild sleep apnea: Severe sleep apnea: Airway obstruction 5 ≤ AHI < 15 events per hour AHI ≥ 30 events per hour during breathing Inspire’s Focus Most Patients Are Unaware of Their Condition… …and Untreated OSA Multiplies Serious Health Risks • High risk patients: obese, male or of advanced age Increased Risk of Mortality 5 • Common first indicator: heavy snoring 2x • Other indicators: The risk for stroke1 • Lack of energy • Memory or concentration 2x 2 • Headaches problems The risk for sudden cardiac death • Depression • Excessive daytime 5x Surviving % The risk for cardiovascular mortality3 • Nighttime gasping sleepiness 57% • Dry mouth Increased risk for recurrence of Atrial Fibrillation after ablation4 Years of Follow-up ____________________ Source: Company Website 4. Li et al, Europace 2014. 1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010. 5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from 2. Gami et al, J Am Coll Cardiol 2013. SHHS and Wisconsin Sleep Cohort Study. 3. Young et al, J Sleep 2008. 6 © Inspire Medical Systems, Inc. All Rights Reserved

Current Treatment Options such as CPAP and Invasive Surgery have Significant Limitations Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA • Delivered through a mask that connects through a Drivers of Non-Compliance hose to a bedside air pump  Mask Discomfort • Demonstrated improvements in patient-reported  Mask Leakage sleep quality and reductions in daytime sleepiness  Pressure Intolerance Ina  Skin Irritation • Long-term limitations as a therapeutic option,  Nasal Congestion primarily due to low patient compliance  Nasal Drying (approximately 35% – 65%)  Nosebleeds • Low patient compliance as many patients find the  Claustrophobia mask or treatment cumbersome, uncomfortable  Lack of Intimacy and loud Invasive Surgery • Several variations of sleep surgery • Success rates vary widely (30% - 60%)1 Ina • Irreversible anatomy alteration • In-patient surgery with extended recovery Uvulopalatopharyngoplasty Maxillomandibular Advancement (UPPP) (MMA) ____________________ 1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience. 7 © Inspire Medical Systems, Inc. All Rights Reserved

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive Prevalence & Economic Costs Adults with Moderate to Severe OSA • Less: 65% CPAP Published literature  Sleep apnea affects +100 million people Prescribed CPAP2 = Compliant estimates CPAP 1 worldwide ~2 million non-compliance rates of  Approximately 17 million individuals in the 35% - 65% U.S. with moderate to severe OSA • Annually, ~2 million adult patients are 2 35% of CPAP Non- • Less: 30% prescribed a CPAP device Compliant Adults = Anatomy  Annual U.S. economic costs of untreated ~700,000 Challenges moderate to severe OSA are between $65 - $165 billion3  OSA economic costs are potentially greater than asthma, heart failure, stroke, 70% Inspire Anatomy • Multiplied by our and hypertensive disease Eligible = ~500,000 ASP  OSA is associated with an increase in: • Rate & severity of vehicle accidents • Increased healthcare utilization • Reduction of work performance Inspire U.S. Market = • Occupational injuries ~$10 billion ____________________ Note: ASP constitutes abbreviation for average selling price. 1. Source: World Health Organization. 2. Company estimates. 3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010. 8 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Therapy is a Proven Solution for Patients with OSA Inspire System Inspire Procedure 3 Stimulation Lead 1 Pressure Sensing Lead Hypoglossal Nerve 2 Neurostimulator Remote control and three implantable components:  Approximately a two-hour outpatient procedure Pressure sensing lead: detects when the •1  Requires three small incisions patient is attempting to breathe  Patients typically recover quickly and resume •2 Neurostimulator: houses the electronics and normal activities in just a few days battery power for the device  System activation occurs 30 days after implantation •3 Stimulation lead: delivers electrical stimulation  Patient controls system by turning on the device to the hypoglossal nerve each night with the remote control before going to sleep 9 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Inspire Therapy Offers Significant Benefits  Strong safety profile  Effective and durable treatment  Closed-loop system  Strong patient compliance  High patient satisfaction  Minimally invasive outpatient procedure  ~11-year battery life (without recharging)  Utilizes patient’s natural physiology  Short recovery times post surgery  Patient controlled therapy Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments 10 © Inspire Medical Systems, Inc. All Rights Reserved

Objective Measures Show the Impact of Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on Airflow Breathing Oxygen Saturation OSA events No OSA events After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals 11 © Inspire Medical Systems, Inc. All Rights Reserved

Clinical Evidence 12 © Inspire Medical Systems, Inc. All Rights Reserved

Significant Body of Clinical Evidence Evaluating Inspire in more than 2,000 Patients, in 100+ papers Patients Clinical Studies Evaluated Stimulation Therapy for Apnea Reduction (STAR) 126 German Post-Market Study 60 ADHERE Patient Registry 1,017 Company Company Sponsored Pediatric / Down Syndrome 26 Inspire vs. traditional sleep surgery 248 (Cleveland Clinic, Thomas Jefferson, UPenn) Independent Studies in Single Centers 2 150 Independent Studies of Specific Populations 418 Independent German and French Experience 143 (Munich, Lubeck, Bordeaux) Total Patients Evaluated Above 2,188 1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total. 2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non-Academic Hospital in San Diego; and University of Pennsylvania. 13 © Inspire Medical Systems, Inc. All Rights Reserved

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (ODI) (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour Events per Hour Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 8.9 8.0 7.2 7.6 6.3 6.0 Score (Events/hr) Score (Events/hr) Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) 14 © Inspire Medical Systems, Inc. All Rights Reserved

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics Functional Outcomes of Sleep Questionnaire (Median) Epworth Sleepiness Scale (Median) Normalized daytime functioning = 17.9 11.0 Normalized daytime sleepiness = 10.0 18.2 18.4 18.8 18.7 14.6 6.0 6.0 6.0 6.0 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results All p values <0.001 vs. baseline results No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 86% 87% 90% 81% 30% 17% 5% 4% 3% 1% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 15 © Inspire Medical Systems, Inc. All Rights Reserved

Summary of Inspire Clinical Studies German Post- ADHERE Patient TJUH and UPMC STAR Trial Market Study1 Registry1 Evaluation2 # of Inspire Patients 124 97 56 1,017 48 / 49 Time Following 12 5 Years 12 Months 12 Months 3 Months Implantation Months AHI – Baseline 29.3 29.3 28.6 32.8 35.9 / 35.3 AHI – Therapy 9.0 6.2 9.5 9.5 6.3 / 6.3 ESS – Baseline 11 11 13 11 11 / 11 ESS – Therapy 6 6 7 6 6 / 7 FOSQ – Baseline 14.6 14.6 13.7 * * FOSQ – Therapy 18.2 18.7 18.6 * * 86% daily; Average 39 hours per Average >45 hours Therapy 80% Average 5.6 hours 93% 5+ week; 89% ≥20 hours per week; >75% ≥40 Compliance daily per night days per week hours per week weekly ____________________ 1. Represents median results. 2. Represents mean results. 16 © Inspire Medical Systems, Inc. All Rights Reserved

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry ADHERE Patient Registry Our post-implantation study with the goal of collecting data on a group in excess of 5,000 patients Registry Results from 1,017 Patients  Registry study designed to Apnea Hypopnea Index (Median) Epworth Sleepiness Scale (Median) be retrospective and Normalized daytime sleepiness = 10.0 11 P<0.0001 prospective 32.8 P<0.0001 45% Reduction  43 centers are involved in 71% Reduction 6 registry to date 9.5  Registry enrolled >1,700 patients since October Baseline 12 Months Baseline 12 Months 2016 to date N=984 N=382 N=881 N=439  Six peer-reviewed Inspire is Better Would Recommend to Overall Patient Patients would Experience than CPAP Friends / Family manuscripts Satisfaction Choose Inspire Again Adherence Monitoring: Average home device use: 95% 96% 93% 94% 5.6 hours / night Results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting ____________________ Note: Enrollments as of February 2020. Results are from Thaler, Laryngoscope 2019 17 © Inspire Medical Systems, Inc. All Rights Reserved

Product and Indication Expansion 18 © Inspire Medical Systems, Inc. All Rights Reserved

We are Committed to Continuous Product Development & Indication Expansion Indication Expansion Product Pipeline  Working with the FDA to expand indication in  5th generation neurostimulator is in the development the U.S. to patients as young as 13 years of phase age (including Down syndrome)  Inspire Cloud, which has been launched, is being designed to allow physicians to monitor patient  Patients born with Down syndrome compliance and therapy efficacy have higher rates of OSA than the general pediatric population Sample Inspire Cloud  50-patient investigator-initiated trial in Dashboard process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients1 ____________________ Not actual data; for illustrative purposes only. 1. Published in JAMA Otolaryngology – Head & Neck Surgery. 19 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Cloud: Longitudinal Care Longitudinal Care Care Team Inspire cloud Referral Network Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018 ____________________ Not actual data; for illustrative purposes only.  Monitors Adherence  Strengthens the Referral Network  Generates Complete Patient Therapy Reports  Creates Care Coordination Hub  Insight into Center-Wide Therapy Outcomes  Fits into Existing Sleep Clinic Workflows 20 © Inspire Medical Systems, Inc. All Rights Reserved

Reimbursement 21 © Inspire Medical Systems, Inc. All Rights Reserved

Our Team is Focused on All Aspects of Reimbursement, which Include Coding, Payment and Coverage Coding Payment Coverage • Physician • Physician • Medicare • Facility • Facility • Commercial • Neurostimulator and stimulation • 2019 National Medicare average • Over 430 commercial payors in the lead: CPT code 64568 for Cranial facility payment ~ $27,700 U.S. have paid for the Inspire Nerve Stimulator procedure, mostly through prior • 2020 National Medicare average authorization • Sensing lead: CPT code 0466T facility payment ~ $29,000 (Category III) • Medicare payment in most MACs • Covers the cost of the device and • Physician society working to the procedure for implantation • Government contract for VA / convert to a Category I code Military hospitals Average U.S. Implant Mix Two-pronged Approach to Reimbursement Part 1: Work with all payers to educate on the therapy 30% during annual and mid-cycle reviews to develop positive Commercial coverage policies (i.e., Aetna was a mid-cycle) 60% Medicare Part 2: Work with physicians and centers to obtain prior VA authorizations from payers as most have negative coverage policies today, yet approve procedures after 10% appeal cycles 22 © Inspire Medical Systems, Inc. All Rights Reserved

Covered Lives Summary Positive BCBS Plans: 73M Total Covered Lives Large Insurance Plans • Wellmark • S. Carolina • Nebraska • Horizon • Idaho • Tennessee • United Healthcare: 41M • N. Carolina • Health Now NY • HCSC (Illinois, • Aetna: 22M • Premera • Federal Employee Plan Texas, etc.) • Regence • Alabama • CareFirst (DC) • Anthem: 40M • Kansas • Highmark • Capital Blue • Cigna: 15M • Mississippi • Massachusetts • North Dakota • Humana: 12M • Louisiana • Excellus • Arkansas • Kansas City • California • Arizona • Independence • Michigan • Rhode Island Small Plans – Positive Coverage Covered Lives Summary • Emblem Health • AVMed • Fallon Health of • Medica • Cleveland Clinic Massachusetts • Medical Mutual • Preferred One • Centene Corp. Total Plans Gained in 2019: 40 • HAP of MI • Ohio State University • GEHA (Gov’t • Ascension • WEA Trust (WI) Employees Health Total Lives Gained in 2019: 136 million • Quartz Health • Priority Health (MI) Assoc.) • Capital District • Health New England • Providence Health Physicians Health • SelectHealth (Utah) Plan Total Positive Policies: 52 Plan (NY) • HealthPartners (MN) • AllWays Health Partners Total US Covered Lives: 165 million Key: Red text denotes policy in process 23 © Inspire Medical Systems, Inc. All Rights Reserved

Medicare Local Coverage Determination (LCD) Progress – All policy criteria consistent between MACs LCD Final LCD MAC Status Publication Noridian Final March 15, 2020 Novitas Final March 15, 2020 First Coast Final March 15, 2020 (Florida) National Govt. Services Final April 1, 2020 (NGS) • BMI criterion = Below 35 Expected final in Palmetto Draft Q2 2020 • AHI criterion = 15 to 65 events per hour • Other criteria mirrors FDA Indications CGS Final April 1, 2020 • Represents 40 million covered lives Wisconsin Expected final in • Medicare Advantage is an Phys. Services Draft Q3 2020 additional 20 million covered lives (WPS) 24 © Inspire Medical Systems, Inc. All Rights Reserved

The Prior Authorization Metrics are Steadfastly Improving with Every New Positive Coverage Policy Case-by-Case Submissions, Reviews & Approvals Process If denied If denied If denied Prepare/Submit an EMR Prepare/Submit an Prepare/Submit a 1st Prepare/Submit a 2nd appeal Prior Authorization level appeal level appeal (External Medical Review) Prior Authorization Approval Track Record Following a Complete Appeal Review Cycle Percentage of Patient Approvals – 2018 Percentage of Patient Approvals – 2019 77% Approved 91% Approved Denied at EMR Denied at EMR Dismissed 1 Dismissed +2,477 2 16% +3,257 6% 7% 2% Overall approval rates are ~59% as many patients do not receive a full review (drop out or are blocked) ~ 78% 1. Indicates number of patient submissions in 2018 in 2019 2. Indicates number of patient submissions in 2019 25 © Inspire Medical Systems, Inc. All Rights Reserved

U.S. Commercial Prior Authorization Submissions • Steady increase in prior authorization submissions fueled by increased capacity, effective patient outreach Total Submissions programs and reduction of fatigue/burden of obtaining 2019: 3,257 insurance approvals 2018: 2,477 • With positive policies in-place across most of the U.S., 2017: 1,506 2016: 960 centers will begin to submit authorizations independently Past Quarter Submissions 988 1,000 80 900 812 70 800 722 735 661 60 700 619 639 50 600 558 488 500 445 40 76 400 303 62 30 268 270 56 57 300 258 48 51 49 QuarterlyTotal Submissions 209 225 43 38 20 200 34 Quarterly Quarterly Weekly Average Submissions 21 21 23 10 100 16 20 17 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Qtrly Weekly Average Submissions Qtrly Total Submissions 26 © Inspire Medical Systems, Inc. All Rights Reserved

U.S. Commercial Prior Authorization Approvals • Continued increase in approvals per week as a result of positive coverage policies Total Approvals • The median time to approval for 2019 submissions was 2019: 2,445 reduced to 25 days as compared to 90 days in 2018 2018: 1,230 • Majority of cases approved at first or Pre-D level and do 2017: 583 not require appeals process 2016: 330 Past Quarter Approvals 800 751 60 700 672 50 579 600 40 500 443 373 395 400 58 30 52 300 249 45 213 20 Quarterly Total Approvals 190 34 200 126 133 134 29 30 96 103 10 72 19 Quarterly Weekly Average Approvals 100 59 15 16 10 10 10 5 7 6 8 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Qtrly Weekly Average Approvals Qtrly Total Approvals 27 © Inspire Medical Systems, Inc. All Rights Reserved

Commercial Development 28 © Inspire Medical Systems, Inc. All Rights Reserved

We have a Targeted Approach to Market Development and Patient Outreach Market Development Direct-to-Patient Outreach Machine  Inspire has built a referral network with physicians across the treatment continuum Company Sponsored Public Relations  Differentiated marketing engine capable of generating demand through patient channels Local Local Physician to Patient Direct-to-Patient Channels / Self-Referred Radio TV Physician Word of Mouth Cardiac Dental Practice / Practice EP1 Referrals Referrals 2019 Website Results Inspire Program Core Team Sleep Sleep Practice Practice Refer and Referrals Manage 4.5M Visitors 519K Doctor 42.5K Doctor (+95% YoY) Searches Contacts (+22% YoY) (+47% YoY) ____________________ 1. Electrophysiologists (EP) 29 © Inspire Medical Systems, Inc. All Rights Reserved

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm U.S. Sales Organization Sleep  73 Territories in U.S. and 8 in Europe Patients Centers  Managed by 4 Area Vice-Presidents and 14 Regional Sales Managers  Supported by Therapy Awareness Managers and Field Clinical Reps ENT  Target for each rep to manage 5 – 7 active Physicians centers per territory Encourage and sponsor additional publications of Focus on building long-lasting physician relationships   clinical data  Support physicians through all aspects of a case  Increase awareness through training and education  Identify new regions with high-volume medical centers  Continue various direct-to-patient marketing initiatives Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure, including Regional Managers and staff to cover implant cases and activations 30 © Inspire Medical Systems, Inc. All Rights Reserved

Keys To Driving a Strong Territory Territory Manager Strategy  New Centers and Territory Framing How TMs Spend their Time  Leading with four Area Vice-Presidents  Building Regional Manager Team, increased to 14 in Q4 2019 FCRs to Support  Adding Field Clinical Reps (FCRs) to support implants AttendAttend DISE, DISE, Find The Right Find The Cases &  Continue adding Territories Centers Cases & Right Follow up Follow up  Ended Q4 2019 with 73 U.S. Territories Centers (7 added in Q4 2019)  Sales Training Drive  Inspire University conducted quarterly for Manage Prior Drive Patient new employees Authorization,Patient Flow & CodingFlow & Practice  Free up selling time for tenured reps to & PaymentPractice Readiness focus on driving patient flow Readiness  Invest in FCRs to cover cases and activations 31 © Inspire Medical Systems, Inc. All Rights Reserved

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes 32 © Inspire Medical Systems, Inc. All Rights Reserved

The Inspire Control System Prevalence Pool 17M people in the U.S. with Incidence Pool OSA, of which 500k new End Goal: Strong ≈25% could be cases per year treated with who could be Patient Outcomes Inspire treated using Inspire Question 3: How Question 1: How Question 2: How Question 4: How Question 5: How to direct patients to find these to improve the to improve time to scale the to the correct patients and yield to increase and approval business without physician to connect them to contacts to rates from losing quality in prevent the proper healthcare insurance patient unnecessary healthcare providers? companies? outcomes? provider? visits? Continuous addition of new sales reps and opening new hospitals Insurance Approvals Physician Appointment Direct-to-Patient • 165M covered lives in the U.S. ≈50% are new sleep Outreach Process • Policies significantly improve apnea patients and need approval rates and reduces to try CPAP first time to approval Patient ≈25% of patients are not • Many patients still required to receives proper candidates go thru prior auth process ≈25% are good Inspire Inspire Patient makes Patient proceeds • Medicare is closely tracked; Patient candidates appointment to for insurance seven draft LCDs, five final scheduled for see doctor approval LCDs scheduled in 1H 2020 Inspire 33 © Inspire Medical Systems, Inc. All Rights Reserved

Financials 34 © Inspire Medical Systems, Inc. All Rights Reserved

Annual Revenue Growth ($ in millions) $82.1 2016 – 2019 CAGR: 71.1% $50.6 $28.6 $16.4 2016 2017 2018 2019 Annual Gross Margin 76.2% 78.9% 80.1% 83.4% 2020 Guidance • FY2020 revenue range of $115M - $119M, representing 40% - 45% growth from FY2019 • FY2020 gross margin between 82% - 84% 35 © Inspire Medical Systems, Inc. All Rights Reserved

Quarterly Revenue ($ in Millions) 2020 Guidance: FY2020 revenue of $115M - $119M, representing 40% - 45% $26.9 growth from FY2019 revenue of $82.1M $20.9 $18.0 $16.6 $16.3 $13.1 $10.9 $10.0 $10.0 $7.3 $6.0 $4.7 $5.2 $5.3 $3.0 $3.6 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 151% 170% 121% 89% 79% 69% 56% 91% 90% 81% 80% 66% 62% 65% 60% 62% % YoY Revenue Growth 36 ____________________ © Inspire Medical Systems, Inc. Quarterly amounts are unaudited All Rights Reserved

In Q4 2019, Inspire Experienced Strong YoY Growth YoY Revenue ($ in millions) YoY Gross Margin YoY Growth: 62% YoY Increase: 350bps Territories $26.9 EQ4 2019: 73 EQ4 2018: 46 Q4 2019 Revenue Mix 84.2% US OUS 7% $16.6 80.7% 93% Q4 2018 Revenue Mix US OUS 11% 89% Q4 2018 Q4 2019 Q4 2018 Q4 2019 37 © Inspire Medical Systems, Inc. All Rights Reserved

Our Growth Strategies  Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training  Promote awareness among patients, ENT physicians, sleep centers, and referring physicians  Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy  Leverage the prior authorization model while we work in parallel with payors to develop positive coverage policies  Invest in research and development to drive innovation and expand indications  Further penetrate existing and expand into new international markets 38 © Inspire Medical Systems, Inc. All Rights Reserved

Our Innovative Inspire Solution has a Significant First Mover Advantage Inspire Therapy is Strongly Positioned  FDA PMA approval since 2014 . More than 7,800 patients treated at over 350 medical Compelling Market centers across the U.S. and Europe Opportunity  Significant payor experience . 165 million covered lives in the U.S. Large and growing . Leverage highly effective prior authorization model prevalence of OSA . Over 1,500 individual patient submissions in 2017, over 2,450 in 2018, and over 3,250 in 2019 Significant economic  Evidence of safety and 5-year long-term sustained cost of untreated OSA efficacy . Consistent results across four sponsored and 19 independent clinical studies evaluating ~2,100 patients Urgent clinical need for . Ongoing enrollment of 5,000 patient ADHERE registry an effective alternative (>1,000 patients enrolled thru September 2019) to CPAP  Differentiated products built on years of development . Closed loop system that leverages our pressure sensing ~$10bn annual market lead and proprietary algorithm opportunity in the U.S. . Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities 39 © Inspire Medical Systems, Inc. All Rights Reserved

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